                                                                    EXHIBIT 10.2



                               PIVOTAL CORPORATION
                           INCENTIVE STOCK OPTION PLAN
               (AMENDED AND RESTATED AS OF [INSERT CLOSING DATE])

1.      PURPOSES

        The purposes of this Incentive Stock Option Plan (the "Plan") are to attract and retain the best available people for positions of substantial responsibility with Pivotal Corporation (the "Company") and its subsidiaries, to provide additional incentives to the directors, officers and employees of and independent contractors and consultants to the Company and its subsidiaries and to promote the success of the Company's business by providing to such persons the opportunity to purchase common shares ("Shares") in the Company pursuant to options granted hereunder ("Options").


2.      ADMINISTRATION

        a. The Plan shall be administered by the Board of Directors ("Board") or a committee or committees appointed by, and consisting of two or more members of, the Board (the Board or a committee thereof administering the Plan is referred to below as the "Administrator"). If and so long as the Shares are registered under Section 12(b) or 12(g) of the United States Securities Exchange Act of 1934, as amended ("Exchange Act"), the Board shall consider in selecting the Administrator and the membership of any committee acting as Administrator, with respect to any persons subject or likely to become subject to Section 16 of the Exchange Act, the provisions regarding (a) "outside directors" as contemplated by Section 162(m) of the United States Internal Revenue Code of 1986, as amended ("Code") and "nonemployee directors" as contemplated by Rule 16b-3 under the Exchange Act. The Board may delegate the responsibility for administering the Plan with respect to designated classes of eligible persons to different committees consisting of two or more members of the Board, subject to such limitations as the Board deems appropriate. Committee members shall serve for such term as the Board may determine, subject to removal by the Board at any time. To the extent consistent with applicable law, the Administrator may authorize and designate two officers of the Company, acting together, to grant Options to individuals eligible to receive grants under the Plan, other than executive officers or directors of the Company, within the limits specifically prescribed by the Administrator.

        b. Subject to the terms of the Plan and, in the case of a committee of the Board, the specific duties delegated by the Board to such committee, and subject to the approval of any relevant authorities, including the approval, if required, of any stock exchange or market upon which the Shares are listed or quoted, the Administrator shall have the authority, in its discretion:

         i.    to determine the persons to whom Options may be granted;

         ii.   to determine the number of Shares covered by each Option;

         iii. to determine the exercise price per Share specified in each Option, based upon the Fair Market Value of the Shares, determined in accordance with Section 7;

         iv. to determine the terms and conditions, not inconsistent with the terms of the Plan, of Options granted hereunder or any agreement, undertaking, representation or covenant required to be executed in connection with or as a condition of the exercise of any Option;

         v.    to set the time or times at which Options may be granted;

         vi.   to approve forms of agreements and instruments under the Plan;

         vii. to amend the terms and conditions of the grant of any Option or Option agreement and accelerate the vesting of Options;

         viii. to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Option previously granted by the Administrator;

         ix. to construe and interpret the terms of the Plan and Options granted under the Plan;

         x. to prescribe, amend and rescind such rules and regulations relating to the Plan as it may deem advisable; and

         xi. to make all other determinations deemed necessary or advisable for administering the Plan.

        c. The interpretation and construction by the Administrator of any provisions of the Plan or of any Option granted hereunder shall be conclusive and binding upon the Company and the persons holdings Options ("Optionees"). No member of the Administrator shall be liable for any action or determination made in good faith with respect to the Plan or any Option granted under it.

        d. Options granted pursuant to this Plan shall be evidenced by written stock option agreements or certificates ("Option Certificate"), substantially in the form attached hereto as Exhibit A, or such other form or forms as the Administrator may from time to time approve.


3.      COMPLIANCE WITH LAWS

        Transactions under the Plan are intended to comply with all relevant provisions of law and the rules and regulations of any stock exchange or market upon which the Shares may be listed or quoted. To the extent any provision of the Plan or action by the Administrator fails to so comply, it will be deemed null and void, to the extent permitted by law and deemed advisable by the Administrator.

4.      ELIGIBLE PERSONS

(a) The Administrator may from time to time authorize the grant of Options to anyone who is at the time of such authorization:

        (i) an officer or employee (collectively an "Employee") of the Company or any subsidiary of the Company ("Subsidiary"), meaning any corporation, partnership, joint venture or other entity in which the Company owns or controls, directly or indirectly, not less than 50% of the total combined voting power, and includes a subsidiary of a subsidiary;

        (ii) subject to applicable laws, an independent contractor or other person providing ongoing consulting services (collectively a "Consultant") to the Company or a Subsidiary; or

        (iii)  a member of the Board of the Company or a Subsidiary;

        (collectively the "Eligible Persons"). The granting of any Option to an Eligible Person shall neither entitle him to, nor disqualify him from, participation in any other grant of Options. Options may be granted to one or more Eligible Persons without being granted to other Eligible Persons, as the Administrator may deem fit;

(b) The aggregate number of Shares reserved for issuance upon the exercise of Options granted to Consultants from time to time shall not exceed 2% of the issued and outstanding securities of the Company as of the date of the grant of any Option to a Consultant.


5.      STOCK SUBJECT TO PLAN

        a. Subject to the provisions of Section 11 of the Plan, the maximum aggregate number of Shares which may be optioned by the Company and purchased by Eligible Persons under the Plan is 5,076,186 Shares, plus an annual increase to be added on the first day of the Company's fiscal year beginning in 2001 and on the first day of each fiscal year thereafter equal to the lesser of (i) 800,000 shares or (ii) 4% of the average number of outstanding Shares used to calculate fully diluted earnings per share as reported in the Company's annual report to shareholders for the preceding year.

        The Shares may be authorized but unissued or reacquired Shares, or may be Shares which have been allotted to a trustee for purposes of issuance under the Plan. If an Option expires or becomes unexercisable for any reason without having been exercised in full, the unpurchased Shares which were subject thereto shall, unless the Plan shall have been terminated, return to the Plan and become available for other Options under the Plan.

        b. If the Company purchases Shares from an Eligible Person pursuant to the terms of a right of purchase or first refusal as hereinafter described, such repurchased Shares shall be at the Company's discretion either retained or cancelled by the Company, and, in the event they are retained by the Company, may become available for other Options under the Plan.


6.      OPTION TERM

        The Shares subject to each Option shall vest and the Option shall become exercisable at the time or times as provided in the Option Certificate. Each Option shall not be exercisable after the expiration of ten years from the date granted, subject to earlier termination as provided in Section 9, and may expire on such earlier date or dates as may be fixed by the Administrator. Any Shares not purchased prior to expiration of an Option granted hereunder may thereafter be reallocated and become subject to Options granted in favour of Eligible Persons in accordance with the provisions of the Plan.


7.      OPTION EXERCISE PRICE

(a)     In this section and in this Plan "Fair Market Value" means:

        i. if the Shares are listed on a stock exchange or a national market system, the closing price per Share on the exchange or system as of the last market trading day prior to the time of determination, or if no Shares have been traded on such day, then as of the last previous day for which a trade was reported by such stock exchange or system;

        ii. if the Shares are regularly quoted by a recognized securities dealer but selling prices are not reported, the average between the high bid and low asked prices for the Shares on the last market trading day prior to the date of determination; or,

        iii. in the absence of an established market for the Shares, the Fair Market Value thereof shall be determined in good faith by the Administrator.

(b) The per share Option exercise price for the Shares to be issued upon exercise of an Option shall be determined by the Administrator; provided, however, that such price shall in no event be less than the Fair Market Value per Share less, in the case of an Option which is not an Incentive Stock Option as defined in the Code, any discount permitted by law and by the regulations, rules and policies of the securities authorities and stock exchange or market having jurisdiction over the affairs of the Company; except that the exercise price shall be 110% of the Fair Market Value per Share in the case of an Option granted to any person who, at the time the Option is granted, owns shares possessing more than 10% of the total combined voting power of all classes of shares of the Company or a Subsidiary.

8.      EXERCISE OF OPTION

        a. Subject to the provisions of Section 9 and unless otherwise provided by the Administrator, each Option granted under the Plan shall be exercisable only with respect to the portion thereof that is vested in the Optionee to whom the Option is granted. Unless otherwise provided by the Administrator the right to exercise any Option shall become vested in increments over a term of four years, calculated from the date of granting any such Option, according to the following schedule and subject to the provisions of section 9:

               i. in the case of Options granted to an Optionee that has not previously been granted an Option under the Plan:


                                                       Percentage of Option Shares with
               Vesting Date (calculated from Date      Respect to which Optionee has a
               Option Granted)                         Vested Right to Exercise
               ----------------------------------      --------------------------------
               First Anniversary                                      25%
               The end of each 6 months following                     12 1/2%
               the First Anniversary

               (ii) in the case of Options granted to an Optionee that has previously been granted an Option under the Plan, the Option shall be exercisable as to 12 1/2% at the end of each 6 month period calculated from the date the Option is granted.

        b. Any Option may be exercised in accordance with the provisions of this Plan as to all or any portion of the Shares then exercisable and vested under an Option, from time to time during the term of the Option. An Option may not be exercised for a fraction of a share. The exercise at any time or times of a part of an Option will not exhaust or terminate the Option as to the balance unexercised; however, any Option not fully exercised within the times set out to exercise shall automatically expire.

        c. An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company at its principal business office in accordance with the terms of the Option by the Optionee and full payment for the Shares with respect to which the Option is exercised and an amount necessary to satisfy any applicable withholding taxes has been received by the Company, accompanied by the executed Option Certificate, or other agreement, undertaking, covenant or representation required by the terms of this Plan or the Option granted hereunder. Until the Option is properly exercised hereunder and the Company receives full payment for the Shares with respect to which the Option is exercised, no right to receive dividends or any other rights as a shareholder shall exist with respect to the Shares issuable upon exercise of Options. No adjustment will be made for a dividend or other rights for which the record date is prior to the date the Option is properly exercised and payment in full is received except as provided in Section 12.

        d. All Shares purchased on the exercise of Options and any applicable withholding taxes shall be paid for in full by certified cheque or cash, or such other consideration having equivalent value at the time of purchase as the Administrator may determine.

        e. As soon as practicable after any proper exercise of an Option in accordance with the provisions of this Plan and payment in full for the Shares with respect to which the Option is exercised, the Company shall deliver or cause to be delivered to the person that exercised the Option, at the principal business office of the Company or at such other place as shall be mutually acceptable, a certificate or certificates representing the Shares as to which the Option has been exercised together with the Option Certificate, endorsed or caused to be endorsed by the Company recording the exercise of the Option. The time of issuance and delivery of the certificates representing the Shares may be postponed by the Company for such period as may be required for it to comply with any law or regulation applicable to the issuance and delivery of such Shares.

        f. Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.


9.      TERMINATION OF SERVICE, DEATH OR DISABILITY

        a. If an Optionee ceases to be continuously engaged by the Company or any of its Subsidiaries or a Controlled Entity within the meaning under the Code in the capacity as a director, an officer, an employee, an independent contractor or a consultant for any reason other than death or permanent and total disability, no further instalments of his Options that have not vested as of the date of such termination shall become exercisable. The Optionee shall be entitled to exercise his Option only to the extent that he was entitled to exercise it immediately prior to the date of such termination and his right to exercise such Option shall terminate after the passage of thirty (30) days from the date of termination or the date of commencement of leave which has not been approved by the Company under Section 9(c) but in no event later than on the Option's specified expiration date. To the extent that the Optionee was not entitled to exercise the Option at the date of such termination, or if he does not exercise an Option (which he was entitled to exercise) within the time specified herein, the Option shall terminate. If the Optionee ceases to be employed, engaged or retained by the Company, a Subsidiary or a Controlled Entity for cause or if any Optionee is removed from office as a director or becomes disqualified from being a director by law, any Option or the unexercised portion thereof granted to such Optionee shall terminate at the time of termination, removal or disqualification.

        b. If an Optionee ceases to serve as a director, an officer or an employee of or an independent contractor or a consultant to the Company or any of its Subsidiaries or Controlled Entities due to death or permanent and total disability, thereby resulting in the termination of his continuous engagement, the Option may be exercised, to the extent the individual was entitled to exercise the Option at the date of his termination of such service by death or disability, but only within twelve (12) months following the date of death or termination of such service due to disability (subject to and in no event later than the Option's specified expiration date), by the individual or his personal representative in the case of disability, or in the case of death by the individual's estate or by a person who acquired the right to exercise the Option by bequest or inheritance or the laws of descent and distribution.

        c. For the purpose of the Plan, "continuously engaged" or "continuous engagement" in the case of a director, an officer or an employee shall mean the absence of any interruption or termination of employment or service as a director, an officer or an employee of the Company or any of its Subsidiaries, and in the case of an independent contractor or consultant shall mean the absence of any interruption or termination in the retainer or engagement other than as a result of termination by effluxion of time or as a result of other termination on terms agreed to between the independent contractor or consultant and the Board. Continuous engagement shall not be considered interrupted in the case of sick leave in excess of the Company's stated policy on paid sick leave communicated to the Optionee and approved by the Board, maternity or parental leave in excess of statutory entitlement approved by the Board or any other leave of absence approved by the Board or in the case of transfers between locations of the Company or in the case of any change in the nature of service rendered to the Company, any of its Subsidiaries or Controlled Entities. An Optionee while on any such leave or other leave of absence approved by the Board shall be entitled to exercise any Options granted to him under the Plan in respect of and only to the extent that he was entitled to exercise such Options prior to any such leave and the vesting period shall be suspended during the period of such leave and shall be extended and the vesting date for the exercise of any Options shall be delayed by the length of such leave.


10.     TRANSFER RESTRICTIONS

        a. Options shall not be sold, transferred, assigned, encumbered or otherwise disposed of except by will or the laws of intestate succession, descent and distribution and, except as otherwise provided in Section 9, may be exercised only by the Optionee.

        b.    i.      In connection with any underwritten public offering by the
                      Company of its Shares, including the Company's initial public offering, no person shall sell, make any short sale of, loan, hypothecate, pledge, grant any option for the purchase of, or otherwise dispose or transfer for value or otherwise agree to engage in any of the foregoing transactions with respect to, any Shares acquired upon exercise of an Option or any right to acquire any Shares issued under the Plan, without the prior written consent of the Company or its underwriters. Such limitations shall be in effect for such period of time from and after the effective date of such offering as may be requested by the Company or such underwriters provided, however, that in no event shall such period exceed one hundred eighty (180) days. The limitations of this Section 10(b) shall remain in effect for the two-year period immediately following the effective date of the Company's initial public offering and shall thereafter terminate and cease to have any force or effect.

               ii. Employees of and independent contractors or consultants to the Company or any of its Subsidiaries shall be subject to the market stand-off provisions of this Section 10(b) provided and only if the officers and directors of the Company are also subject to similar arrangements.

               iii. In the event of any stock dividend, stock split, recapitalization or other change affecting the Company's outstanding Shares effected as a class without receipt of consideration, then any new, substituted or additional securities distributed with respect to the Shares shall be immediately subject to the provisions of this Section 10(b), to the same extent the Shares are at such time covered by such provisions.

11.     ALTERATION OF CAPITAL

        a. In the event of any increase or decrease in the number of issued Shares resulting from a share split, share consolidation or share dividend or any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Company, then the maximum number of Shares subject to the Plan as set forth in Section 5(a) and the number of Shares covered by each outstanding Option as well as the price per Share covered by each outstanding Option shall be proportionately adjusted by the Administrator, whose determination in that respect shall be final, conclusive and binding. The conversion of any convertible securities of the Company shall not be deemed to have been effected without receipt of consideration.

        b. In the event of a proposed sale of substantially all of the assets of the Company, or the merger, amalgamation, arrangement or consolidation of the Company with or into another company, the Administrator may, if it so determines in the exercise of its sole discretion, either declare that any portion of an Option that has not vested shall terminate as of a date to be fixed by the Administrator or give the Optionee the right to exercise his Option as to all or any part of such Shares as to which the Option has not vested and would not otherwise be exercisable, or accelerate and reduce the period for the exercise of those portions of Options that have vested or the vesting date of those portions of Options that have not vested (provided that the exercise period shall in no event be reduced to less than 30 days and provided that the acceleration of vesting or vesting dates shall not occur if, in the opinion of the Company's outside accountants, it would render unavailable "pooling of interest" accounting for a transaction that would otherwise qualify for such accounting treatment) or make such provision as it deems appropriate for the continuance of outstanding and unexercised Options subsequent to such sale, merger, amalgamation, arrangement or consolidation, including the assumption of such Options or substitution of equivalent options by a successor company.

        c. No fractional shares shall be issuable on account of any action aforesaid, and the aggregate number of shares into which Shares then covered by the Option, when changed as a result of such action, available to be issued, shall be reduced to the largest number of whole shares resulting from such action.


12.     DIVIDENDS AND DISTRIBUTIONS

        If the Company shall at any time during the period in which Options may be exercised under the Plan pay any dividend, or make any other distribution, payable in shares of the Company, the Optionee shall be entitled to receive upon any exercise thereafter of an Option granted under the Plan (in addition to the number of shares which the Optionee would have been entitled to receive on exercise of the Option if such dividend or distribution of shares had not been paid) such additional number of fully paid and non-assessable shares of the appropriate class as would have been payable on the Shares which would have been issuable on the exercise of an Option if they had been outstanding on the record date for the payment of such dividend or distribution, and in the event of the payment of any dividend or distribution payable in any shares of the Company as aforesaid the Company will reserve and set aside a sufficient number of shares in which any such dividend or distribution shall be payable to enable it to fulfil its obligations hereunder.

13.     CONDITIONS UPON ISSUANCE OF SHARES

        a. Shares shall not be issued pursuant to the exercise of an Option unless the exercise of the Option and the issuance and delivery of Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the United States Securities Act of 1933, as amended, the Exchange Act, the Securities Act (British Columbia) and other applicable provincial securities laws, the rules and regulations promulgated thereunder, and the requirements of any stock exchange or market upon which the Shares may then be listed or quoted, and shall be further subject to the approval of counsel for the Company with respect to such compliance. Without limiting the foregoing, the Company's obligation to issue Shares upon the exercise of an Option shall in any case be subject to the Company being satisfied that the Shares purchased are being purchased for investment purposes and not for the purpose or with the intention to sell or distribute such Shares, if at the time of such exercise a sale or distribution of such Shares would otherwise violate any applicable laws.

        b. As a condition to the exercise of an Option, the Administrator may require the Optionee to execute such agreements or undertakings, and to make any representation or warranty to the Company as may in the judgment of counsel for the Company be required under applicable laws or regulation, including but not limited to a representation and warranty that the Shares are being purchased only for investment purposes and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is appropriate under any applicable laws.

14.     ADDITIONAL PROVISIONS CONCERNING U.S. OPTIONEES

        a. Options granted to an Employee (which term includes, without limitation, an officer or director who is also an Employee) who is a United States citizen or resident within the meaning of the Code (such Employee referred to in this Section as a "U.S. Employee") will generally be Incentive Stock Options as that term is defined in the Code, provided however, that the Administrator may, at its discretion, at the time of the grant of the Options, make a determination as to whether the Options will be deemed Incentive Stock Options or Non-Qualified Stock Options within the meaning of the Code. Notwithstanding the foregoing, an Option that is an Incentive Stock Option shall not be granted to an Employee of a Subsidiary unless such Subsidiary is also a "subsidiary corporation" of the Company within the meaning of Section 424(f) of the Code or any successor provision.

        b. The maximum aggregate number of Shares which may be subject to Options that are Incentive Stock Options under the Plan is 5,076,186 Shares, subject to adjustment as provided in Section 11 and subject to the provisions of
Section 422 or 424 of the Code or any successor provision.

        c. Options granted to an Optionee who is a United States citizen or resident within the meaning of the Code who is not an Employee will not be Incentive Stock Options, and any written agreement with such an Optionee for a grant of Options under the Plan will state that the Options granted thereunder are Non-Qualified Stock Options for U.S. income tax purposes.

        d. In addition to the terms and conditions of Options granted under the Plan referred to in the preceding Sections, Options granted to a U.S. Employee that are granted by the Administrator as Incentive Stock Options will be subject to the following terms and conditions:

        (i) Options will be designated in the written Option agreement between the U.S. Employee and the Company as Incentive Stock Options;

        (ii) if the U.S. Employee is directly or indirectly the beneficial owner of 10% or more of the combined voting power of all classes of shares in the capital of the Company or a Subsidiary at the time an Option is granted to the U.S. Employee, the exercise price of such Option will be equal to at least 110% of the Fair Market Value of the Shares, determined in accordance with Section 7, and the term of the Option shall be five years from the date of grant thereof or such shorter term as may be provided in the Option Certificate;

        (iii) Options may not be transferred, assigned or pledged in any manner other than by will or applicable laws of descent and distribution and shall be exercisable during the Optionee's lifetime only by the Optionee; and

        (iv) no Options may be granted after the date immediately preceding the tenth anniversary of the earlier of the date this Plan was adopted or was approved by the Company's shareholders, except that if an amendment and restatement of this Plan has subsequently been approved by the Company's shareholders, no Options may be granted after the date immediately preceding the tenth anniversary of the date of such subsequent approval.

        e. If a U.S. Employee is granted Options under the Plan, the written Option agreement with the U.S. Employee will contain acknowledgments by the U.S. Employee that:

        (i) notwithstanding a designation of Options granted to a U.S. Employee as Incentive Stock Options, to the extent that the aggregate Fair Market Value, determined as of the date such Options were granted, of the Shares issuable on exercise of Options which are exercisable for the first time by any U.S. Employee during any calendar year exceeds US$100,000, such excess Options shall not be treated as Incentive Stock Options; and

        (ii) in order for Options granted under the Plan to be treated as Incentive Stock Options:

               A. Shares purchased on the exercise of an Option must not be sold or otherwise disposed of within 2 years from the date the Option was granted, or within 1 year from the date the Option was exercised; and

               B. the U.S. Employee must maintain his status as a U.S. Employee at all times during the period beginning on the date the Option is granted and ending 30 days before the date an Option is exercised.

        f. The acknowledgement of the U.S. Employee in (e)(ii)B above does not confer upon the U.S. Employee any right with respect to continuation of his employment relationship with the Company, nor will it interfere in any way with the Company's right to terminate his employment relationship at any time, with or without cause.

        g. Unless and until Shares issuable upon the exercise of Options are registered under the United States Securities Act of 1933, Shares issued under this Plan to an Optionee who is a resident of the United States of America will contain the following legend, as amended or supplemented by applicable laws:

        THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND MAY NOT BE OFFERED, SOLD, OR OTHERWISE TRANSFERRED OR ASSIGNED EXCEPT (A) TO THE COMPANY, (B) OUTSIDE THE UNITED STATES IN ACCORDANCE WITH REGULATION S UNDER THE SECURITIES ACT, IF AVAILABLE, OR
        (C) INSIDE THE UNITED STATES (1) PURSUANT TO THE EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER, IF AVAILABLE, AND IN COMPLIANCE WITH APPLICABLE STATE SECURITIES LAWS OR
        (2) IN A TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAWS, AND, IN CONNECTION WITH ANY TRANSFERS PURSUANT TO (C)(1) OR (C)(2) ABOVE, THE SELLER HAS FURNISHED TO THE COMPANY AN OPINION OF COUNSEL OF RECOGNIZED STANDING, REASONABLY SATISFACTORY TO THE COMPANY, TO THAT EFFECT.


15.     TAX CONSEQUENCES OF PLAN

        Notwithstanding Section 14, the Company does not assume responsibility for the income or other tax consequences for Optionees or Eligible Persons under the Plan and they are advised to consult with their own tax advisors.


16.     AMENDMENT AND TERMINATION OF PLAN

        a. The Board may at any time amend, alter, suspend, discontinue or terminate the Plan. To the extent necessary and desirable to comply with Rule 16b-3 under the Exchange Act or with Section 422 of the Code (or any other applicable law, rule or regulation, including the requirements of any exchange or market system on which the Shares are listed or quoted), the Company shall obtain shareholder approval of any Plan amendment in such a manner and to such a degree as required by the applicable law, rule or regulation.

        b. Without the written consent of the Optionee, and except as otherwise permitted herein, any such amendment, alteration, suspension, discontinuance or termination of the Plan shall not affect Options already granted and such Options shall remain in full force and effect as if this Plan had not been amended, altered, suspended, discontinued or terminated.


17.     RESERVATION OF SHARES

        a. The Company, during the term of this Plan, shall at all times reserve and keep available, and if necessary shall allot to a trustee for the benefit of the Eligible Persons and to facilitate the granting of Options hereunder, the number of Shares as shall be sufficient to satisfy the requirements of the Plan.

        b. The Company will, if necessary, use its best efforts to seek and to obtain from appropriate regulatory authorities any requisite authorization in order to issue and sell such number of Shares as shall be sufficient to satisfy the requirements of the Plan. The inability of the Company to obtain the requisite authorization from any regulatory agency having jurisdiction deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder or the inability of the Company to confirm to its satisfaction that any issuance and sale of any Shares hereunder will meet applicable legal requirements, shall relieve the Company of any liability in respect to the non-issuance or sale of such Shares as to which such requisite authority shall not have been obtained.


18.     NOTICES

        Any notice to be given to the Company pursuant to the provisions of this Plan shall be addressed to the Company in care of its secretary at its principal business office in North Vancouver, British Columbia, and any notice to be given to an Optionee shall be delivered personally or addressed to him at the address given beneath his signature on his Option Certificate, or at such other address as such Optionee may hereafter designate in writing to the Company. Any such notice shall be deemed duly given when made in writing and delivered to the Company or the Optionee, as the case may be, or if mailed, then on the third business day following the date of mailing such notice in a properly sealed envelope addressed as aforesaid, registered or certified mail, postage prepaid, in a post office or post office branch maintained in Canada or the United States of America.


19.     NO ENLARGEMENT OF RIGHTS

        a. This Plan is purely voluntary on the part of the Company, and the continuance of the Plan shall not be deemed to constitute a contract between the Company and any Eligible Person, or to be consideration for or a condition of the acting by an individual as a director, an officer or an employee of or an independent contractor or a consultant to the Company or any of its Subsidiaries. Nothing contained in this Plan shall be deemed to give any director, officer or employee the right to be retained in such capacity with the Company of any Subsidiary or successor company, or to interfere with the right of the Company or any such company or its shareholders to discharge or retire any director, officer or employee thereof at any time. No Eligible Person shall have any right to or interest in Options authorized hereunder prior to the grant of such Option to such Eligible Person, and upon such grant, he shall have only such rights and interests as are expressly provided herein, subject however, to all applicable provisions of the Company's memorandum and articles as the same may be amended from time to time.

        b. Nothing herein contained or done pursuant hereto shall obligate an Optionee to purchase and/or pay for any Shares, except those Shares in respect of which the Optionee shall have exercised his Option to purchase hereunder in a manner hereinbefore provided.

20.     FINANCIAL STATEMENTS

        The Company shall provide to each Optionee at least annually a copy of the financial statement for the Company for its last completed financial year in the form and containing the information required under the British Columbia Company Act.


21.     MISCELLANEOUS

        a. The validity and construction of the Plan shall be governed by and construed exclusively in accordance with the laws of the Province of British Columbia.

        b. In this Plan, unless the context otherwise requires, words importing the singular include the plural and vice versa and words importing gender include all genders.


22.     ADOPTION OF PLAN AND TERMINATION

        This Plan was adopted by the Company and approved by the directors of the Company as of the 31st day of July, 1992 and shall terminate fourteen years thereafter.

                                   EXHIBIT A

                               PIVOTAL CORPORATION
                       INCENTIVE STOCK OPTION CERTIFICATE


___________________________________               Certificate
Name of Option Holder                             No.___________________________

___________________________________               Date:_________________________
Number of Shares

___________________________________
Exercise Price Per Share

___________________________________
Expiry Date


INCENTIVE STOCK OPTION granted by Pivotal Corporation (the "Company") to the above-named option holder (the "Optionee"), pursuant to the Company's Incentive Stock Option Plan (the "Plan"), the terms of which are incorporated herein by reference and which, in the event of any conflict, shall control over the terms contained herein.

1.      GRANT AND VESTING OF OPTION

        Subject to the vesting schedule below, the Company hereby grants to the Optionee an option to purchase on the terms herein provided a total of the number of voting common Shares of the Company set forth above, at an exercise price per Share as set forth above.

        This option may be exercised only with respect to the portion thereof that is vested in the Optionee. The Optionee's rights to exercise this option shall become vested in increments over a term of four years, calculated from the date of the granting of this option according to the following schedule:

        i. The following Schedule shall apply if this Certificate relates to the first grant of an option to the Optionee:


                                                       Percentage of Option Shares with
               Vesting Date (calculated from Date      Respect to which Optionee has a
               Option Granted)                         Vested Right to Exercise
               ----------------------------------      --------------------------------
               First Anniversary                                      25%
               The end of each 6 months following                     12 1/2%
               the First Anniversary

        ii. If this Certificate relates to an Optionee that has previously been granted an option under the Plan, then the option hereunder shall be exercisable as to 12 1/2% at the end of each 6 month period calculated from the date the Option is granted.

        In the case of the first grant of an option to an Optionee, vesting rights shall be calculated only in terms of a full year, in the case of the first vesting, and thereafter semi-annually (i.e., from one semi-annual date to the next). In the case of a subsequent grant of an option to an Optionee, vesting rights shall be calculated semi-annually. No partial vesting credit shall be given for partial periods.

        This option shall expire and shall not be exercisable after the expiry date set forth above ("Expiry Date").

2.      EXERCISE OF OPTION

        Each election to exercise this option shall be in writing in the form attached hereto, signed by the Optionee or by the person authorized to exercise this option under paragraph 5 hereof or otherwise permitted under the Plan, and delivered to the secretary of the Company at its principal office accompanied by this certificate.

        In the event an option is exercised by the executor or administrator of a deceased Optionee, or by the person or persons to whom the option has been transferred by the Optionee's will or the applicable laws of descent and distribution, the Company shall be under no obligation to deliver Shares thereunder unless and until the Company is satisfied that the person or persons exercising the option is or are the duly appointed executor or administrator of the deceased Optionee or the person to whom the option has been transferred by the Optionee's will or by the applicable laws of descent and distribution.

3.      PAYMENT FOR AND DELIVERY OF SHARES

        Payment in full by cash or a certified bank cheque shall be made for all Shares for which this option is exercised and any applicable withholding taxes at the time of such exercise, and no Shares shall be delivered until such payment is made.

4.      CONDITIONS UPON ISSUANCE OF SHARES

        This option may not be exercised in whole or in part unless the exercise of the option and the issuance and delivery of Shares pursuant to it complies with all relevant provisions of law, including, without limitation, the United States Securities Act of 1933, as amended, the United States Securities Exchange Act of 1934, as amended, the Securities Act (British Columbia) and other applicable provincial securities laws, the rules and regulations promulgated thereunder, and the requirements of any stock exchange or market upon which the Shares may then be listed or quoted, and shall be further subject to the approval of counsel for the Company with respect to such compliance. Without limiting the foregoing, the Company's obligation to issue Shares upon the exercise of this option shall in any case be subject to the Company being satisfied that the Shares purchased are being purchased for investment purposes and not for the purpose or with the intention to sell or distribute such Shares, if at the time of such exercise a sale or distribution of such Shares would otherwise violate any applicable law.


               The Optionee shall have no rights of a shareholder of the Company until the Shares are actually delivered to him.

5.      OPTION NOT TRANSFERABLE

        Subject to the provisions of the Plan, this option may not be transferred by the Optionee otherwise than by will or the laws of descent and distribution and during the Optionee's lifetime this option may be exercised only by him.

6.      TERMINATION OF SERVICE

        If the Optionee ceases to be continuously engaged by the Company or any of its Subsidiaries in the capacity as a director, an officer, an employee, an independent contractor or a consultant for any reason other than death or permanent and total disability, the Optionee may exercise this option not later than 30 days after the date of such cessation but only to the extent to which he was entitled immediately prior to such cessation. To the extent that the Optionee was not entitled to exercise this option immediately prior to such cessation, or if the Optionee does not exercise this option within 30 days of the date of such cessation, this option shall terminate. If the Optionee ceases to be employed, engaged or retained by the Company or any of its Subsidiaries for cause or if the Optionee is removed from office as a director or becomes disqualified from being a director by law, this option shall terminate forthwith. Nothing herein shall be construed as extending the exercisability of this option past its Expiry Date.

7.      DISABILITY

        In the event of the Optionee ceasing to be a director or officer of the Company or any of its Subsidiaries or in the event of termination of employment or termination of the independent contract or consulting agreement of the Optionee, because of permanent and total disability, this option shall terminate one year after such termination and the Optionee may exercise this option prior to such time but only to the extent to which he was entitled immediately prior to such termination because of disability. Nothing herein shall be construed as extending the exercisability of this option past its Expiry Date.

8.      DEATH

        In the event of death of the Optionee while a director, an officer or an employee of or an independent contractor or consultant to the Company or any of its Subsidiaries, this option shall be exercisable within one (1) year after his death, provided the option does not expire by its terms prior to that date, by the executor, administrator or other legal representative of the estate of the deceased Optionee or the person or persons to whom the deceased Optionee's rights under the option shall pass by will or the laws of descent and distribution but only to the extent the deceased Optionee was entitled to exercise this option immediately prior to his death. Nothing herein shall be construed as extending the exercisability of this option past its Expiry Date.

9.      ALTERATION OF SHARES

        a. In the event of any increase or decrease in the number of issued Shares resulting from a share split, share consolidation or share dividend or any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Company, then the number of Shares covered by this option as well as the purchase price per Share shall be proportionately adjusted by the Administrator, whose determination in that respect shall be final, conclusive and binding. The conversion of any convertible securities of the Company shall not be deemed to have been effected without receipt of consideration.

        b. In the event of a proposed sale of substantially all of the assets of the Company, or the merger, amalgamation, arrangement or consolidation of the Company with or into another company, the Administrator may, if it so determines in the exercise of its sole discretion, either declare that any portion of this option that has not vested shall terminate as of a date to be fixed by the Administrator or give the Optionee the right to exercise this option as to all or any part of such Shares as to which this option has not vested and would not otherwise be exercisable, or accelerate and reduce the period for the exercise of those portions of this option that have vested or the vesting date of those portions of this option that have not vested (provided that the exercise period shall in no event be reduced to less than 30 days) or make such provision as it deems appropriate for the continuance of this option if unexercised subsequent to such sale, merger, amalgamation, arrangement or consolidation, including the assumption of this option or substitution of equivalent options by a successor company.

10.     CONTINUANCE OF EMPLOYMENT

        This option shall not be deemed to obligate the Company or any subsidiary to retain the Optionee as a director, an officer, an employee, an independent contractor or a consultant for any period.

11.     CERTIFICATE SUBJECT TO TERMS OF PLAN

        The terms and conditions of this certificate and the agreement constituted hereby are subject to the provisions of the Plan adopted by the Company as of July 31, 1992 as amended from time to time, which provisions are incorporated by reference into this agreement. In the event of an inconsistency between the provisions of the Plan and this agreement, the provisions of the Plan shall prevail. The Plan shall be available for review by the Optionee at its principal office.

        IN WITNESS WHEREOF, Pivotal Corporation has caused this certificate to be duly executed. This option is granted on the date first stated above.

                                             PIVOTAL CORPORATION


                                             By:________________________________
                                                   Authorized Signatory

                           RECORD OF PARTIAL EXERCISE

Please do not write in these spaces. Entries will be made by the Company upon the partial exercise.



--------------------------------------------------------------------------------------------
        Number of Shares
     Purchased Under Option             Date of Exercise               Official Signature










--------------------------------------------------------------------------------------------

                           FORM OF EXERCISE OF OPTION
               (for use by all Optionees other than US Employees)
            (for use by US consultants and independent contractors)

                                           Certificate No. _____________________

To:      Pivotal Corporation ("Pivotal")

         The undersigned Optionee hereby exercises his/her right to purchase the following common Shares of Pivotal in accordance with the terms of the Incentive Stock Option Certificate issued by Pivotal to the Optionee, and by exercising this Option the undersigned acknowledges and agrees to be bound by the terms of the Pivotal Incentive Stock Option Plan.

         Name of Optionee: _____________________________________________________

         Number of Shares for which
               this option is exercised:     ___________________________________

         Exercise price per Share:           ___________________________________

         Total Exercise Price:               ___________________________________


         The Option hereby exercised does not constitute an Incentive Stock Option under the United States Internal Revenue Code.

         The Optionee expressly acknowledges that any Shares to be issued and delivered to the Optionee by Pivotal hereunder are subject to certain limitations and restrictions on transfer and first refusal rights of purchase in favour of Pivotal and certain of its shareholders.

         The Optionee represents that he/she is purchasing the Shares for which this Option is exercised for his/her own account and not with a view to or for sale in connection with any distribution of the Shares.

         The Optionee delivers herewith cash or a certified cheque in the amount of the Total Exercise Price in payment for the Shares for which this option is exercised.

         Dated this _________ day of _______________________, _____.


                                             ___________________________________
                                             Signature of Optionee

                           FORM OF EXERCISE OF OPTION
        (US Employees only - not consultants or independent contractors)

                                           Certificate No. _____________________


To:      Pivotal Corporation ("Pivotal")

         The undersigned Optionee hereby exercises his/her right to purchase the following common Shares of Pivotal in accordance with the terms of the Incentive Stock Option Certificate issued by Pivotal to the Optionee, and by exercising this Option the undersigned acknowledges and agrees to be bound by the terms of the Pivotal Incentive Stock Option Plan.


         Name of Optionee: _____________________________________________________

         Number of Shares for which
               this option is exercised:     ___________________________________

         Exercise price per Share:           ___________________________________

         Total Exercise Price:               ___________________________________

         The Option hereby exercised DOES/DOES NOT (DELETE AS APPLICABLE AND INITIAL) constitute an Incentive Stock Option under the US Internal Revenue Code.

         The Optionee expressly acknowledges that any Shares to be issued and delivered to the Optionee by Pivotal hereunder are subject to certain limitations and restrictions on transfer and first refusal rights of purchase in favour of Pivotal and certain of its shareholders.

         The Optionee represents that he/she is purchasing the Shares for which this Option is exercised for his/her own account and not with a view to or for sale in connection with any distribution of the Shares.

         The Optionee delivers herewith cash or a certified cheque in the amount of the Total Exercise Price in payment for the Shares for which this option is exercised.

         Dated this _________ day of _______________________, ______.


                                             ___________________________________
                                             Signature of Optionee